Delaware Group
--------------------------------------------------------------------------------
of Funds
--------------------------------------------------------------------------------

For Growth of Capital
Trend Fund
DelCap Fund
Value Fund

For Total Return
Devon Fund
Decatur Total Return Fund
Decatur Income Fund
Delaware Fund

For Global Diversification
International Equity Fund
Global Assets Fund
Global Bond Fund

For Current Income
Delchester Fund
U.S. Government Fund
Limited-Term Government Fund

For Tax-Free Current Income
Tax-Free USA Fund
Tax-Free Insured Fund
Tax-Free USA Intermediate Fund
Tax-Free Pennsylvania Fund

Money Market Funds
Delaware Cash Reserve
U.S. Government Money Fund
Tax-Free Money Fund

Closed-End Equity/Income*
Dividend and Income Fund
Global Dividend and Income Fund

This report must be preceded or accompanied by a current Value Fund prospectus and the Delaware Group Fund Performance Update for the most recently completed calendar quarter. For a prospectus of any other Delaware Group fund, contact your financial adviser or Delaware Group.

* Delaware Group Dividend and Income Fund and Delaware Group Global Dividend and Income Fund purchases can be made through any registered broker.

DELAWARE
GROUP
=====================
Philadelphia * London


Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Fund are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, are not obligations of or deposits of any bank or any credit union, and involve investment risk, including the possible loss of principal. Shares of the Fund are not bank or credit union deposits.

Investment Manager
Delaware Management Company, Inc.
Philadelphia

International Affiliate
Delaware International Advisers Ltd.
London

National Distributor
Delaware Distributors, L.P.
Philadelphia

Shareholder Servicing,
Dividend Disbursing
and Transfer Agent
Delaware Service Company, Inc.
Philadelphia

1818 Market Street
Philadelphia, PA 19103-3682
Nationwide (800) 523-4640

Securities Dealers Only
Nationwide (800) 362-7500

(C) Delaware Distributors, L.P.


                                        Printed in the U.S.A. on recycled paper.

                                                            AR-021[11/95]TKO1/96

1995
     Annual
Report

                                   ----------
                                   DELAWARE
                                   GROUP
                                   VALUE
                                   FUND
                                   ----------


                             [PHOTO APPEARS HERE]


                   A Tradition of Sound Investing Since 1929


                             DELAWARE
                             GROUP
                             =====================
                             Philadelphia * London

Value Fund
--------------------------------------------------------------------------------
Investment
--------------------------------------------------------------------------------
Objective
--------------------------------------------------------------------------------

To seek capital appreciation. The Fund's strategy is to invest primarily in equities with market values that, in the manager's opinion, appear low relative to their underlying value or future earnings and growth potential.

                             [PHOTO APPEARS HERE]

About Our Cover
--------------------------------------------------------------------------------

Headquartered in Philadelphia, Pennsylvania, Delaware Group shares in the tradition of a city built on the vision of opportunity. Amidst the city's historic sites, symbolic of our nation's freedom and prosperity, Delaware Group provides both individual and institutional investors with a conservative, disciplined approach to money management.


Delaware Group
--------------------------------------------------------------------------------
A Tradition of
--------------------------------------------------------------------------------
Sound Investing
--------------------------------------------------------------------------------

Delaware Management Company's investment experience dates back to 1929. Our first mutual fund was established in 1938. Headquartered in Philadelphia with an affiliate in London, Delaware provides a full range of mutual fund investments, annuities and retirement plan services. Delaware International Advisers Ltd., our London-based international affiliate, was established in 1990.

     Delaware Group manages mutual funds with the same time-tested, disciplined strategies demanded by the large public and private pension plans, foundations and endowments that are among our clients. With over 60 years of experience, we have demonstrated our commitment to quality investment management and service.

     Today, Delaware manages some $28 billion in mutual funds and institutional investment advisory accounts. We measure our success by the financial success and satisfaction of our nearly 500,000 shareholders.

This annual report is for the information of Value Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current Prospectus, which sets forth details about charges, expenses, investment objectives and operating policies of the Fund. Summary investment results are documented in the Fund's current Statement of Additional Information. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------


Board
--------------------------------------------------------------------------------
Members
--------------------------------------------------------------------------------

Wayne A. Stork
Chairman, Delaware Group of Funds
Philadelphia, PA

Walter P. Babich
Board Chairman, Citadel Constructors, Inc.
King of Prussia, PA

Anthony D. Knerr
Consultant, Anthony Knerr & Associates
New York, NY

Ann R. Leven
Treasurer, National Gallery of Art
Washington, DC

W. Thacher Longstreth
Vice Chairman, Packquisition Corp.
Philadelphia, PA

Charles E. Peck
Secretary of Enterprise Homes, Inc.
Fredericksburg, VA
former Chairman and CEO
The Ryland Group, Inc.
Columbia, MD


Affiliated
--------------------------------------------------------------------------------
Officers
--------------------------------------------------------------------------------

George M. Chamberlain, Jr.
Senior Vice President and Secretary,
Delaware Group of Funds
Philadelphia, PA

Keith E. Mitchell
President and CEO,
Delaware Distributors, L.P.
Philadelphia, PA

David K. Downes
Senior Vice President, Chief Financial Officer and
Chief Administrative Officer
Delaware Group of Funds
Philadelphia, PA

December 19, 1995

Dear
--------------------------------------------------------------------------------
Shareholder:
--------------------------------------------------------------------------------

During the fiscal year ended November 30, 1995, U.S. stocks, especially those of large companies, enjoyed a strong rally that marked a sharp turnaround from the relatively weak performance of a year earlier.

     Delaware Group's Value Fund, which focuses on small and medium-size companies we believe to be undervalued, provided a +20.39% total return for the year at net asset value (capital change plus income based on net asset value for A Class shares). This was the Fund's best performance since 1992 and a total return that significantly exceeds the Fund's +14.18% lifetime annual average at net asset value.

     Your Fund achieved these results while starting the fiscal year with a substantial cash position that reflected a defensive hedge to what we believed was a rising interest rate environment. In November, 1994, with 30-year U.S. Treasury bonds yielding as much as 8.21%, we were reluctant to speculate on a complete reversal of Federal Reserve Board interest rate policy.

     As you can see above, in 1995 the Russell 2000 Index and the Lipper Capital Appreciation Fund Average (157 funds) rose by a greater amount than did the Fund. However, since the Fund began operating in 1987 it has outperformed both the unmanaged Russell 2000 Index of small and mid-size companies and the Lipper Fund Average. Sixty-nine similar funds have been operating since Value Fund's inception.

     Several factors played a role in this year's strong stock market results. Corporate profits rose substantially and long-term interest rates dropped as fears of accelerating inflation abated in the spring. The Federal Reserve Board began to reduce short-term interest rates on July 6, and by early December the yield on 30-year U.S. Treasury Bonds had fallen to 6.01%, a drop of more than two full percentage points from a year earlier.

     Usually lower interest rates are viewed as most favorable for smaller businesses because expansion capital becomes cheaper and demand for consumer and business services grows. However, in 1995 the stock market tended to favor large capitalization companies with global operations. Indeed, the Dow Jones Industrial Average, a portfolio of 30 such companies, reached the 5000 point milestone in late November, up nearly 34% from 3739 a year earlier.

     The earnings of multinational conglomerates and technology companies benefited from favorable currency fluctuations, mergers and healthy export demand while smaller companies, which tend to be influenced more by domestic consumer trends, faced a modest slowdown in U.S. economic growth.

                                                    Total Average
                                                    Annual Return
                                      ----------------------------------------
                                                               June 24, 1987
                                          12 Months             Annualized
                                            Ended                Through
                                      November 30, 1995      November 30, 1995
------------------------------------------------------------------------------
Value Fund A Class                         +20.39%                +14.18%
------------------------------------------------------------------------------
Russell 2000 Index                         +28.51%                 +9.74%
Lipper Capital Appreciation
  Fund Average                             +30.28%                +10.13%
------------------------------------------------------------------------------

Value Fund performance and the Lipper Capital Appreciation Fund Average are based on net asset value without effect of sales charges. All performance figures quoted above assume reinvestment of dividends and capital gains. Performance information for all Value Fund Classes can be found on page 7.

==============================================================================

     During the year, some investors were attracted to initial public offerings of small and medium-size technology companies, especially those connected with the emerging "information superhighway." The stocks of smaller companies in less glamorous businesses generally did not attract as much speculative attention, or enjoy as much price appreciation.

     Most technology companies did not meet Value Fund's investment criteria (as explained on page 3) in 1995. On the other hand, in our opinion, selected health care, finance and cyclical industrial stocks were attractively priced relative to earnings, book value and other criteria we used in our research. We positioned the Fund's portfolio accordingly.

     Since the summer, the technology surge has faltered amid concern that "growth" stock prices may be excessive. We hope this may be a harbinger that "value" stocks will be more broadly recognized by the market in the coming months.

     On August 21, 1995, David Dalrymple became Value Fund's senior portfolio manager and assumed responsibility for making day-to-day investment decisions for Value Fund. Inside, Mr. Dalrymple reviews how the Fund was positioned during the year and shares his outlook for the coming months.

     We believe that the Fund's approach to small company investing will gain more favor as the earnings growth of smaller "value" companies improves relative to larger companies. We appreciate your continued confidence in Delaware Group.

Sincerely,


/s/ Wayne A. Stork
------------------
Wayne A. Stork
Chairman


Portfolio
--------------------------------------------------------------------------------
Manager's
--------------------------------------------------------------------------------
Review
--------------------------------------------------------------------------------

The fiscal period that ended November 30, 1995, was rewarding yet challenging for investors in smaller "value" companies. While returns provided by small "value" stocks in 1995 were much higher than their long-term average, results generally lagged those of larger stocks and small technology companies that fit the "growth" style of investing.

     Generally, a "value" stock is one whose price is at a historical discount relative to some financial measure - profits, book value, cash flow or other indicators. Earnings expectations for a "value" company are typically more modest than expectations for its industry or the overall stock market. Investors hope a "value" stock's price will rise as the company's earnings improve and as more investors recognize the company's long-term potential.

     A "growth" stock, by contrast, is one whose relative price may be higher than the market overall. Investors generally expect a "growth" company's earnings and revenue prospects to be better than the U.S. economy as a whole.

     Although some small-cap stocks - such as those in finance and health care - performed extremely well through November 30, the overall small-cap market, as measured by the Russell 2000 Index, rose +28.51% and lagged the Standard & Poor's 500 Index. The S&P 500, a measure of large company stocks, rose +36.93% with dividends reinvested. Both of these unmanaged indexes contain "value" and "growth" companies.

     We believe the fact that many large cap and/or "growth" stocks have enjoyed substantial capital appreciation in the past year is an encouraging sign for Value Fund's niche, as investors may now begin to look more closely at well-managed, smaller companies whose stock prices have not appreciated as much as the rest of the market.

     Value Fund's portfolio contains many stocks whose price relative to the company's book value (net worth for accounting purposes) is much lower than the price-to-book ratio of stocks in the S&P 500 Index. Stocks in the Index traded at an average of 360% of book value as of November 30, but as you can see in the table below, companies in Value Fund's portfolio trade

================================================================================
                                  Value Fund
                             Portfolio Highlights
                           (As of November 30, 1995)

Median Market
  Capitalization                            $432 million
Number of Stocks                            114
Median Price-To-Earnings
  Ratio*                                    15.9
Median Price-To-Book
  Value                                     191%

Top Sector - Credit-Sensitive Companies

*For the most recent 12 months
================================================================================

at less than twice book value (191%.) We believe this difference is an indicator of price appreciation potential.

Value Fund's Investment Strategy

Value Fund generally invests in companies with a market capitalization of between $100 million and $2 billion. We tend to be attracted to companies whose stocks are trading near or at the low end of their historical valuations. Our goal is to distinguish between companies that are simply "cheap" and those whose management is improving shareholder value in ways likely to be recognized by the market within a reasonable time period.

     Our research efforts generally include:

 . Meeting with a company's top executives and examining sales and earnings prospects relative to competitors. We favor a strong track record of success and tend to avoid businesses that have faced prolonged operating challenges.

 . Measuring value with a yardstick appropriate to each industry. For example, a stock's price relative to book value or assets may be used to evaluate a cyclical manufacturing company. On the other hand, for consumer service companies, a stock's price relative to earnings or cash flow may be a better indicator of value.

 . Finding at least one performance catalyst, preferably more, that will both attract investor attention to a company and drive earnings. The catalyst may be new management or products, a possible spin-off of assets, or an external development such as a change in government policy. Without such catalysts, a small, growing company can be like a tree falling in a remote forest - no one hears the sound.

How We Positioned The Portfolio

During the year we took several steps to position the Fund to benefit from market developments we believe may occur in 1996, as well as to concentrate our efforts in sectors that appear to offer the most "value."

Maintain Higher Concentrations of Fewer Stocks

We reduced our number of stocks from 161 to 114 as of November 30 so our management and research team can devote more time to each holding. Value Fund, however, remains well-diversified within the small-cap segment of the market. No one company represented more than 2% of net assets and no one industry was more than 19% of net assets at fiscal year's end.

Increase Focus on Domestic Equities

Since August, we have sold the Fund's international holdings. Value Fund had a small percentage of net assets invested in foreign stocks to capture some of the potential of the global marketplace. Although the Fund has the ability to invest in foreign "value" stocks, we now focus on the domestic market, believing that people who want to invest overseas are likely to choose an international or global fund. Keeping Value Fund a domestically oriented fund minimizes the need to monitor the potential impact of international investing risks such as currency fluctuations. We prefer to focus on finding long-term value.

Keep Cash Position Modest

During the year, we actively invested the Fund's cash so that by May 1995, cash, which represented 35% of net assets at the beginning of the fiscal year, was cut by more than half. By the end of the fiscal year, cash represented only 10% of net assets.

     In moving the portfolio toward a more fully invested position, our research efforts led us to add more credit sensitive companies such as regional banks and consumer growth businesses. We were attracted to companies in health care, particularly health maintenance organizations (HMOs) and medical products companies.

     Had the Fund been more fully invested a year ago, we might have been in a position to benefit further from the market's rise. However, in November 1994, the Federal Reserve Board was still raising interest rates, a policy that it continued through February 1995. With the yield on 30-year Treasury bonds climbing as high as 8.21% last fall - a relatively inhospitable level for borrowers such as small businesses - the Fund's management concluded at the time that a relatively conservative posture was prudent.

Health Care

Health care stocks represented 11% of net assets as of November 30, up from less than 1% a year earlier. We found that the stocks of several well-managed service and products companies were selling at relatively attractive prices. Negative publicity about internal problems at some HMOs and concerns about cuts in government aid caused the industry to fall out of favor, a situation we believe is temporary.

================================================================================

                    Value Fund's 10 Largest Equity Holdings
                           (As of November 30, 1995)

                                                                               Percent of
Company                             Description                                Net Assets
Reynolds & Reynolds                 Information Management Systems                 1.94%
AmeriCredit Corp.                   Consumer Auto Loans                            1.61%
Champion Enterprises                Manufactured Housing                           1.54%
JLG Industries                      Construction Equipment Maker                   1.54%
Maxicare Health Systems             Health Maintenance Organization                1.45%
Centex Corp.                        Housing and Commercial Builder                 1.41%
MidAtlantic Medical Services        Health Maintenance Organization                1.40%
West One Bancorp                    Western Regional Bank                          1.39%
First Security Corp.                Western Regional Bank                          1.37%
The Money Store                     Consumer Loans                                 1.36%
----------------------------------------------------------------------------------------
Total                                                                             15.01%
========================================================================================

--------------------------------------------------------------------------------

                          [PHOTO OF DAVID DALRYMPLE]

--------------------------------------------------------------------------------

A Delaware Group portfolio manager since 1991, David Dalrymple has more than 10 years experience as an equity investment manager. Prior to assuming responsibility for Value Fund in August, he was assistant portfolio manager of Delaware Group's DelCap Fund. Mr. Dalrymple holds an MBA from the Cornell Johnson School of Management and a BS in Business Administration from Clarkson College. He is a Chartered Financial Analyst and member of the Financial Analysts Society of Philadelphia.

David C. Dalrymple
Senior Portfolio Manager


 . In August, we purchased shares of Marquette Electronics Inc., a Milwaukee company that makes electrocardiographs, related supplies and patient monitors for hospitals. Although hospital budgets have been negatively affected by industry mergers and uncertainty over federal spending and regulation, as of this writing we believe Marquette is well-positioned. The company is acquiring a California-based competitor and introducing new products.

Consumer Services

Currently, the market's consensus is that consumer spending was likely to remain sluggish. Recent economic indicators suggest a continued slowdown in economic growth, which may have a negative effect on earnings of retail and service-oriented businesses. We are pleased that within this sector we have been able to find selected companies that have promising growth prospects.

 . During the year we bought shares of Carmike Cinemas Inc., the nation's second largest operator of movie theaters.

  This company specializes in acquiring small-town theaters in the South and Midwest and then improving their profit margins. Although Hollywood's summer movies were weak, we believe Carmike can benefit from what appear to be strong winter film offerings.

The Value Fund Sell Discipline

Knowing when to sell a stock is as important as knowing when to buy. Sometimes selling a stock can be tough because "value" stocks can turn into "growth" stocks as investor recognition grows and the company's share price relative to earnings or other measures rise. Value Fund begins to consider selling a stock when:

 . A company's share price exceeds our objective,

 . Investor confidence in the company is exceedingly high,

 . A stock's price relative to technical indicators no longer define it as a value stock.

     One company in Value Fund's portfolio that did exceptionally well during the past fiscal year was The Money Store, a consumer loan company in the Northeast. We sold it when its price relative to earnings defined it as a growth stock. Although we believe there may be a continued drop in interest rates in 1996, a trend that could help consumer finance companies, we reduced the Fund's Money Store holdings to 1.36% of net assets as of the end of fiscal 1995.

Investment Outlook

In the coming months, large companies may find it difficult to improve upon the robust earnings they enjoyed in the past year given that U.S. economic growth has slowed and the value of the U.S. dollar has stabilized. On a relative basis, the earnings growth of selected small companies - especially those whose fortunes appear to be rising - may begin to attract investors.

     We expect the trend toward lower interest rates that began last spring to continue, perhaps with further help from the Federal Reserve Board. We believe the resulting lower cost of credit should aid smaller business and help cyclical industries such as housing grow.

     At this time we do not anticipate major changes in the Fund's industry sector weightings. Value Fund continues to find well-managed companies whose stocks are trading at what we believe are discount prices. In our opinion, the Fund is well-positioned to benefit as the market moves into a new cycle that we think will again favor value stocks.


David C. Dalrymple
Senior Portfolio Manager


Value Fund's
--------------------------------------------------------------------------------
Lifetime
--------------------------------------------------------------------------------
Performance
--------------------------------------------------------------------------------

During the past year, technology stocks and small-cap growth stocks were investment "hares" in terms of price performance while the "value" segment of the small-cap sector, the segment in which Value Fund operates, was a proverbial "tortoise."

     In the famous fable, the hare eventually tires while the tortoise continues to make progress toward a goal. We're not suggesting the Fund is destined to win an investment "race", but as you can see on page seven, Value Fund has outperformed the Russell 2000 Index, a broad unmanaged portfolio of small and mid-cap stocks, since your Fund began operating on June 24, 1987.

     A $10,000 investment made on this date would have grown to $28,866 based on 5.75% offer price by November 30, 1995 (based on A Class shares at net asset value with capital gains and dividends reinvested).

     For the period June 24, 1987 through November 30, 1995, Value Fund outperformed the 69 funds included in the Lipper Capital Appreciation Fund Average. This group of similar small-cap mutual funds includes funds that use both the growth and value investment approaches.

     We believe the Fund's lifetime record illustrates the benefits of looking at stock market performance from a long-term perspective, especially in the often volatile small-cap sector.

Your Fund's performance is compared to that of the Russell 2000 Index and the Lipper Capital Appreciation Fund Average.


Chart assumes $10,000 invested on June 24, 1987 and includes the effect of the 5.75% front-end sales charge and the reinvestment of all dividends and capital gains. Performance of other classes of Value Fund will vary due to differing charges and expenses.


                             [CHART APPEARS HERE]

                           RUSSELL 2000 STOCK INDEX

              Total
  Date        Value
  ----       ------
12/31/87         7,395
12/31/88         9,245
12/31/89        10,748
12/31/90         8,655
12/31/91        12,640
12/31/92        14,967
12/31/93        17,793
12/31/94        17,468
12/31/95        21,861

 Totals         21,861

                           RUSSELL 2000 STOCK INDEX
                    Dividends and Capital Gains Reinvested

Initial Investment                                               Value of Shares
$10,000                                                                  $21,861

--------------------------------------------------------------------------------


                       DELAWARE GROUP VALUE FUND A CLASS


--------------------------------------------------------------------------------


                    Dividends and Capital Gains Reinvested


            Total
  Date      Value
  ----      ------
06/30/87     $9,426.31
12/31/87     $8,629.48
12/31/88    $10,908.50
12/31/89    $14,385.47
12/31/90    $12,494.45
12/31/91    $18,863.08
12/31/92    $21,651.46
12/31/93    $25,727.17
12/31/94    $23,932.07
11/30/95    $28,865.60

 Totals     $28,864.60

                    LIPPER CAPITAL APPRECIATION FUND INDEX


                    Dividends and Capital Gains Reinvested


           Total
  Date     Value
  ----     ------
12/31/87    8,171
12/31/88    9,222
12/31/89   11,837
12/31/90   10,911
12/31/91   15,039
12/31/92   16,176
12/31/93   18,724
12/31/94   18,263
12/31/95   23,763

 Totals    23,763

                    LIPPER CAPITAL APPRECIATION FUND INDEX
                    Dividends and Capital Gains Reinvested

Initial Investment                                               Value of Shares
$10,000                                                                  $23,763


* The front-end sales charge on A Class was reduced to 4.75% on November 29, 1995. A $10,000 investment at inception would have grown to $29,154 as of November 30, 1995 assuming a 4.75% sales charge and reinvestment of dividends and capital gains.

                            Value Fund Performance
                    Total Return through November 30, 1995


                              Class A (Est. 1987)
                         Average Annual Total Returns

                                   Sales Charge
                               ------------------
                                5.75%      4.75%
                               -------    -------
          Lifetime             +13.39%    +13.52%
          Five Years           +18.24%    +18.49%
          One Year             +13.46%    +14.69%

                              Class B (Est. 1994)
                         Average Annual Total Returns

       Lifetime
         +11.01%           Excluding Sales Charge
          +7.84%           Including Sales Charge

       One Year
         +19.55%           Excluding Sales Charge
         +14.55%           Including Sales Charge

Value Fund's return and share value fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Past performance is not a guarantee of future results.

Class A returns reflect the effect of the 5.75% maximum sales charge, reinvestment of all distributions, and a 12b-1 fee. The front-end sales charge was reduced to 4.75% on November 29, 1995.

Class B performance reflects the reinvestment of all distributions. Class B shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are subject to a deferred sales charge if redeemed before the end of the sixth year. Lifetime performance "excluding sales charge" assumes the investment was not redeemed. Class B was initially offered on September 6, 1994.

The average annual total returns for Value Fund's Institutional Class, which is available without sales or asset-based distribution charges only to certain eligible institutional accounts, were +14.31%, +19.87% and +20.76%, respectively, for the lifetime, five-year and one-year periods ended November 30, 1995. The Institutional Class was initially made available on November 9, 1992. Performance of this Class prior to this date is based on Class A performance, adjusted to eliminate the sale charges, but not the asset-based distribution charge.

As of December 1, 1995, the Fund also offers Class C shares, which have a 1% annual distribution and service fee. A 1% contingent deferred sales charge applies to shares if redeemed within 12 months. Performance of these shares will differ from the performance shown above.

 Financial
 -------------------
 Statements
 -------------------

 Delaware Group Value Fund, Inc.
 Statement of Net Assets
 November 30, 1995

                                                                   Number           Market
                                                                  of Shares          Value
 COMMON STOCK - 91.36%
 Aerospace & Defense - 1.58%
*Moog......................................................          80,500       $ 1,187,375
 Thiokol...................................................          53,700         1,819,088
                                                                                 ------------
                                                                                    3,006,463
                                                                                 ------------
 Automobiles & Automotive Parts - 2.44%
*Custom Chrome.............................................          88,400         2,165,800
 Smith (A.O.)..............................................          52,600         1,249,250
 Titan Wheel International.................................          71,100         1,217,588
                                                                                 ------------
                                                                                    4,632,638
                                                                                 ------------
 Banking, Finance & Insurance - 18.38%
 Allmerica Property & Casualty.............................          97,600         2,488,800
*Americredit...............................................         237,700         3,060,388
 California Federal Bank...................................         154,500         2,356,125
 First Security............................................          75,400         2,606,013
 Firstmerit................................................          52,500         1,509,375
 Fourth Financial..........................................          27,800         1,049,450
 Hibernia Class A..........................................          97,900         1,027,950
 Horace Mann Educators.....................................          68,600         1,989,400
*Investors Financial Services..............................          42,600           836,025
 Mid Ocean LTD.............................................          56,300         2,097,175
 Money Store...............................................          54,550         2,591,125
 ONBANCorp.................................................          39,000         1,294,313
 PMI Group.................................................          38,500         1,828,750
 PartnerRe Limited.........................................          48,300         1,270,894
 Prudential Reinsurance Holdings...........................          66,470         1,387,561
 Titan Holdings............................................          37,800           515,025
*Transport Holdings Class A................................          25,200           970,200
 USF&G.....................................................         106,300         1,833,675
 Union Planters............................................          50,500         1,590,750
 West One Bancorp..........................................          53,200         2,640,050
                                                                                 ------------
                                                                                   34,943,044
                                                                                 ------------
 Building, Housing & Materials - 8.33%
 Centex....................................................          81,300         2,672,738
*Centex Construction Products..............................          55,000           770,000
*Central Sprinkler.........................................          46,500         1,575,188
*Champion Enterprises......................................          97,400         2,922,000
 Continental Homes Holdings................................         100,100         1,839,338
 Elcor.....................................................          61,800         1,290,075
*Griffon...................................................         161,100         1,369,350
 Kaufman & Broad Home......................................         100,600         1,307,800
 Patrick Industries........................................          80,000         1,060,000
*Southern Energy Homes.....................................          57,000         1,018,875
                                                                                 ------------
                                                                                   15,825,364
                                                                                 ------------
 Chemicals - 2.27%
*CFC International.........................................          37,800           366,188
*Carbide/Graphite Group....................................          54,100           797,975
 Ferro.....................................................          56,200         1,250,450
*Scotts....................................................          93,900         1,895,606
                                                                                 ------------
                                                                                    4,310,219
                                                                                 ------------
 Energy & Energy Services - 8.43%
*Belden & Blake............................................          80,750         1,302,094
*Chesapeake Energy.........................................          19,000           807,500
 Cross Timbers Oil.........................................          38,300           660,675
 Devon Energy..............................................          68,000         1,640,500
*Global Marine.............................................         322,200         2,174,850
*Nabors Industries.........................................          55,000           543,125
*Noble Drilling............................................          90,375           666,516
*Offshore Logistics........................................         121,400         1,479,563
*Seacor Holdings...........................................          59,100         1,351,913
*Tom Brown.................................................         101,400         1,292,850
 USX-Delhi Group...........................................         107,400         1,100,850
 Valero Energy.............................................          74,000         1,914,750
 Western Gas Resources.....................................          67,100         1,090,375
                                                                                 ------------
                                                                                   16,025,561
                                                                                 ------------
 Food, Beverage & Tobacco - 2.21%
*Bush Boake Allen..........................................          53,200         1,635,900
*Daka International........................................          34,200           970,425
 International Multifoods..................................          68,000         1,589,500
                                                                                 ------------
                                                                                    4,195,825
                                                                                 ------------
 Healthcare & Pharmaceuticals - 11.03%
*Arbor Health Care.........................................         104,800         1,873,300
*Community Health Systems..................................          56,700         1,941,975
*Lincare Holdings..........................................          54,300         1,459,313
*Mariner Health Group......................................         154,100         2,051,456
*Marquette Electronics Class A.............................          83,300         1,603,525
*Maxicare Health Plans.....................................         126,800         2,757,900
*Mid Atlantic Medical Services.............................         109,200         2,661,750
*Multicare.................................................          93,700         1,955,988
 Owens & Minor.............................................          64,300           835,900
*Sunrise Medical...........................................          19,000           327,750
*Sybron International......................................          28,400         1,370,300
*Universal Health Services Class B.........................          51,700         2,132,625
                                                                                 ------------
                                                                                   20,971,782
                                                                                 ------------
 Industrial Machinery - 8.93%
 Cascade...................................................          61,800           888,375
*Global Industrial Technologies............................         128,900         2,287,975
 Greenfield Industries.....................................          14,200           438,425
 IDEX......................................................          59,000         2,426,375
 JLG Industries............................................         104,000         2,925,000
 Keystone International....................................          70,900         1,453,450
*MagneTek..................................................          70,900           584,925
 Manitowoc.................................................          34,900         1,025,188
 Regal-Beloit..............................................          96,400         2,120,800
*Rexel.....................................................         118,100         1,594,350
 TriMas....................................................          32,200           619,850

                                                                   Number           Market
                                                                  of Shares          Value
 COMMON STOCK (Continued)
 Industrial Machinery (Continued)
 Varlen....................................................          23,650      $    617,856
                                                                                 ------------
                                                                                   16,982,569
                                                                                 ------------
 Media, Leisure & Entertainment - 7.12%
 Callaway Golf.............................................          38,300           761,213
*Carmike Cinemas-Class A...................................          95,000         2,327,500
*Devon Group...............................................          55,800         2,134,350
*Hollywood Park............................................         126,700         1,282,838
 Polaris Industries........................................          69,100         2,124,825
 Reynolds & Reynolds Class A...............................          96,600         3,682,875
*Valassis Communications...................................          79,500         1,222,313
                                                                                 ------------
                                                                                   13,535,914
                                                                                 ------------
 Metals & Mining - 1.24%
 AK Steel Holding..........................................          45,300         1,568,513
*Lone Star Technologies....................................          31,800           278,250
*Universal Stainless & Alloy Products......................          47,300           505,519
                                                                                 ------------
                                                                                    2,352,282
                                                                                 ------------
 Paper & Forest Products - 5.16%
 Boise Cascade.............................................          47,000         1,750,750
 Chesapeake................................................          66,200         1,952,900
 Longview Fibre............................................         125,300         2,161,425
 Rayonier..................................................          49,900         1,908,675
 Willamette Industries.....................................          33,500         2,035,125
                                                                                 ------------
                                                                                    9,808,875
                                                                                 ------------
 Real Estate - 5.98%
 Developers Diversified Realty.............................          59,800         1,689,350
 Highwoods Properties......................................          71,400         1,883,175
 Public Storage............................................         107,600         1,936,800
 ROC Communities...........................................          85,900         1,922,013
 Reckson Associates Realty.................................          69,700         1,942,888
 Starwood Lodging Trust....................................          72,100         1,991,763
                                                                                 ------------
                                                                                   11,365,989
                                                                                 ------------
 Retail & Apparel - 0.83%
*Lands' End................................................          63,400           935,150
*Musicland Stores..........................................         100,900           643,238
                                                                                 ------------
                                                                                    1,578,388
                                                                                 ------------
 Technology - 2.05%
*Cable Design Technologies.................................          18,900           815,063
*Cherry Class A............................................          52,100           527,513
*Cherry Class B............................................          48,500           491,063
 Methode Electronics Class A...............................         140,100         2,066,475
                                                                                 ------------
                                                                                    3,900,114
                                                                                 ------------
 Textiles & Furniture - 1.35%
 Juno Lighting.............................................          95,000         1,508,125
*Mohawk Industries.........................................          61,400         1,066,825
                                                                                 ------------
                                                                                    2,574,950
                                                                                 ------------
 Transportation & Related - 4.03%
*ABC Rail Products.........................................          64,300         1,418,619
 Airborne Freight..........................................          70,900         1,994,063
*Airways...................................................          82,700           795,988
*Landstar Systems..........................................          47,500         1,217,188
*Mesaba Holdings...........................................          82,700           568,563
 TNT Freightways...........................................          84,800         1,664,200
                                                                                 ------------
                                                                                    7,658,621
                                                                                 ------------
 Total Common Stocks
   (cost $142,409,821).....................................                       173,668,598
                                                                                 ------------
                                                                  Principal
                                                                     Amount
 SHORT-TERM INVESTMENTS - 3.15%
 Federal National Mortgage Association
   Discount Notes 12/5/95..................................      $6,000,000         5,996,200
                                                                                 ------------
 Total Short-Term Investments
   (cost $5,996,200).......................................                         5,996,200
                                                                                 ------------
 REPURCHASE AGREEMENTS - 6.72%
 With Chase Manhattan Bank 5.875%
   12/1/95 (dated 11/30/95,
   collateralized by $4,502,000 U.S.
   Treasury Notes 6.125% due 5/31/97,
   market value $4,545,207)................................       4,430,000         4,430,000
 With J.P. Morgan Bank 5.875% 12/1/95
   (dated 11/30/95, collateralized by
   $4,174,000 U.S. Treasury Notes
   6.50% due 4/30/97, market value
   $4,257,866).............................................       4,169,000         4,169,000
 With PaineWebber 5.85% 12/1/95
   (dated 11/30/95, collateralized by
   $4,245,000 U.S. Treasury Notes
   5.625% due 11/30/00, market
   value $4,261,769).......................................       4,169,000         4,169,000
                                                                                 ------------
 Total Repurchase Agreements
   (cost $12,768,000)......................................                        12,768,000
                                                                                 ------------
 TOTAL MARKET VALUE OF SECURITIES - 101.23%
   (COST $161,174,021).....................................                       192,432,798
 LIABILITIES NET OF RECEIVABLES AND
   OTHER ASSETS - ( 1.23% )................................                       (2,335,223)
                                                                                 ------------
 NET ASSETS APPLICABLE TO 8,352,173
   ($.01 PAR VALUE) OUTSTANDING - 100.00%..................                      $190,097,575
                                                                                 ============
 NET ASSET VALUE - VALUE FUND A CLASS
   ($177,011,337 / 7,776,729 shares).......................                            $22.76
                                                                                       ======
 NET ASSET VALUE - VALUE FUND B CLASS
   ($5,787,447 / 256,143 shares)...........................                            $22.59
                                                                                       ======
 NET ASSET VALUE - VALUE FUND C CLASS
   ($5,031/ 221 shares)....................................                            $22.76
                                                                                       ======
 NET ASSET VALUE - VALUE FUND
   INSTITUTIONAL CLASS ($7,293,760 / 319,080 shares).......                            $22.86
                                                                                       ======

                                                                            Market
                                                                             Value
 COMPONENTS OF NET ASSETS AT NOVEMBER 30, 1995:
 Common stock, $.01 par value, 500,000,000 shares
   authorized to the Fund with 150,000,000
   shares allocated to Value Fund A Class, 100,000,000
   shares allocated to Value Fund B Class,
   50,000,000 shares allocated to Value Fund C Class,
   and 50,000,000 shares allocated to Value Fund
   Institutional Class.....................................              $149,536,885
 Accumulated undistributed income:
   Net investment income...................................                 2,017,066
   Net realized gain on investments and
     foreign currencies....................................                 7,285,169
   Net unrealized appreciation of investments and
     foreign currencies....................................                31,258,455
                                                                         ------------
 Total net assets..........................................              $190,097,575
                                                                         ------------

--------------------
* Non-income producing security for the year ended November 30, 1995.

                            See accompanying notes

 Delaware Group Value Fund, Inc.
 Statement of Operations
 Year Ended November 30, 1995

 INVESTMENT INCOME:
 Interest.............................................    $2,703,947
 Dividends (net of foreign taxes).....................     2,288,782     $ 4,992,729
                                                          ----------
 EXPENSES:
 Management fees ($1,371,155)
   and directors' fees ($15,288)......................     1,386,443
 Distribution expenses................................       559,818
 Dividend disbursing and transfer
   agent fees and expenses............................       513,172
 Registration fees....................................        67,427
 Reports and statements to shareholders...............        51,448
 Salaries.............................................        46,221
 Custodian fees.......................................        29,605
 Professional fees....................................        25,076
 Taxes, other than taxes on income....................        19,400
 Other................................................        43,249       2,741,859
                                                          ----------     -----------
 NET INVESTMENT INCOME................................                     2,250,870
                                                                         -----------
 NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS AND
   FOREIGN CURRENCIES:
 Net realized gain (loss) on:
   Investment transactions............................                     7,405,943
   Foreign currency...................................                      (151,093)
                                                                         -----------
   Net realized gain..................................                     7,254,850
 Net unrealized appreciation of investments
   and foreign currency during the period.............                    24,932,006
                                                                         -----------
 NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS.....................................                    32,186,856
                                                                         -----------
 NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS....................................                   $34,437,726
                                                                         ===========
 NET ASSET VALUE AND OFFERING PRICE PER SHARE
   VALUE FUND A CLASS:
 Net asset value per share (A)........................                        $22.76
 Sales charge (4.75% of offering price, or 5.01% of
   amount invested per share) (B).....................                          1.14
                                                                              ------
 Offering Price.......................................                        $23.90
                                                                              ======

--------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.

(B) See Purchasing Shares in the current Prospectus for purchases of $100,000 or more. Effective November 29, 1995 the maximum sales charge was reduced from 5.75% to 4.75%.

                            See accompanying notes
10

 Delaware Group Value Fund, Inc.
 Statements of Changes in Net Assets

                                                              Year Ended       Year Ended
                                                               11/30/95         11/30/94
 OPERATIONS:
 Net investment income.................................      $  2,250,870     $  1,400,728
 Net realized gain from security
   transactions and foreign currencies.................         7,254,850        2,439,590
 Net unrealized appreciation (depreciation)
   of investments during the period....................        24,932,006       (9,879,689)
                                                             ------------     ------------
 Net increase (decrease) in net assets
   resulting from operations...........................        34,437,726       (6,039,371)
                                                             ------------     ------------
 DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income:
   Value Fund A Class..................................        (1,473,989)        (268,712)
   Value Fund B Class..................................           (13,005)              --
   Value Fund C Class..................................                --               --
   Value Fund Institutional Class......................           (74,067)         (21,832)
 Net realized gain from security transactions:
   Value Fund A Class..................................        (2,306,541)      (1,305,068)
   Value Fund B Class..................................           (21,675)              --
   Value Fund C Class..................................                --               --
   Value Fund Institutional Class......................           (86,125)         (46,393)
                                                             ------------     ------------
                                                               (3,975,402)      (1,642,005)
                                                             ------------     ------------
 CAPITAL SHARE TRANSACTIONS:
 Proceeds from shares sold:
   Value Fund A Class..................................        53,057,497      126,050,942
   Value Fund B Class..................................         4,607,799        1,551,271
   Value Fund C Class..................................             5,030               --
   Value Fund Institutional Class......................         4,893,677        3,152,293
 Net asset value of shares issued upon
   reinvestment of dividends from net
   investment income and net realized
   gain from security transactions:
   Value Fund A Class..................................         3,572,237        1,449,342
   Value Fund B Class..................................            32,715               --
   Value Fund C Class..................................                --               --
   Value Fund Institutional Class......................           160,192           68,225
                                                             ------------     ------------
                                                               66,329,147      132,272,073
                                                             ------------     ------------
 Cost of shares repurchased:
   Value Fund A Class..................................       (87,750,505)     (92,020,403)
   Value Fund B Class..................................          (998,195)         (40,173)
   Value Fund C Class..................................                --               --
   Value Fund Institutional Class......................        (5,283,529)      (2,051,443)
                                                             ------------     ------------
                                                              (94,032,229)     (94,112,019)
                                                             ------------     ------------
 Increase (decrease) in net assets derived
   from capital share transactions.....................       (27,703,082)      38,160,054
                                                             ------------     ------------
 NET INCREASE IN NET ASSETS:...........................         2,759,242       30,478,678
                                                             ------------     ------------
 Beginning of period...................................       187,338,333      156,859,655
                                                             ------------     ------------
 End of period (including undistributed
   net investment income of $2,017,066
   and $1,327,257, respectively).......................      $190,097,575     $187,338,333
                                                             ============     ============

                            See accompanying notes

Delaware Group Value Fund
Notes to Financial Statements
November 30, 1995

Delaware Group Value Fund, Inc. ("the Fund") is registered as a diversified open-end investment company under the Investment Company Act of 1940. The Fund is organized as a Maryland corporation and offers four classes of shares.

1. Significant Accounting Policies

The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund:

Security Valuation - Securities listed on an exchange are valued at the last quoted sales price as of 4:00 pm New York time on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Long-term debt securities are valued by an independent pricing service when such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes is required in the financial statements.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Group of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Class Accounting - Investment income, common expenses, and gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currencies - The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as of 3:00 pm New York time. Forward foreign currency contracts are valued at the mean between the bid and asked prices of the contracts. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Other - Expenses common to all funds within the Delaware Group of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

Certain fund expenses are paid directly by brokers. The amount of these expenses is less than 0.01% of the Fund's average net assets.

2. Investment Management and Distribution Agreements

In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company, Inc. (DMC), the Investment Manager of the Fund, a fee which is calculated daily at the annual rate of 0.75% of the average daily net assets of the Fund less fees paid to the independent directors. At November 30, 1995, the Fund had a liability for Investment Management fees and other expenses payable to DMC for $28,710.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and affiliate of DMC, an annual fee of 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B Class and the C Class. No distribution expenses are paid by the Institutional Class. At November 30, 1995, the Fund had a liability for distribution fees and other expenses payable to DDLP for $6,403. For the year ended November 30, 1995, the Fund paid DDLP $80,695 for commissions earned on sales of Value Fund A Class shares.

The Fund has engaged Delaware Service Company,Inc. (DSC), an affiliate of DMC, to serve as dividend disbursing and transfer agent for the Fund. For the year ended November 30, 1995, the Fund expensed $513,172 for these services. At November 30, 1995, the Fund had a liability for such fees and other expenses payable to DSC for $2,556.

Certain officers of the Investment Manager are officers, directors, and/or employees of the Fund. These officers, directors, and employees are paid no compensation by the Fund.

On April 3, 1995, Delaware Management Holdings, Inc., the indirect parent of DMC, DDLP and DSC, through a merger transaction (the "Merger") became a wholly-owned subsidiary of Lincoln National Corporation. Other than the resulting change in ownership, the Merger will not materially change the manner in which DMC, DDLP and DSC have heretofore conducted their relationships with the Fund.

3. Investments

During the year ended November 30, 1995, the Fund made purchases of $110,242,959 and sales of $91,339,822 of investment securities other than U.S. government securities and temporary cash investments.

At November 30, 1995, unrealized appreciation for federal income tax purposes aggregated $31,258,777 of which $36,370,875 related to unrealized appreciation of securities and $5,112,098 related to unrealized depreciation of securities.

The realized gain for federal income tax purposes was $7,400,341 for the year ended November 30, 1995.

4. Capital Stock

Transactions in capital stock shares were as follows:

                                                         Year Ended      Year Ended
                                                          11/30/95        11/30/94
 Shares sold:
   Value Fund A Class............................        2,698,238       6,203,942
   Value Fund B Class............................          227,700          77,412
   Value Fund C Class............................              221              --
   Value Fund Institutional Class................          232,840         155,126

 Shares issued upon reinvestment of
   dividends from net investment
   income and distributions of net realized
   gain from security transactions:
   Value Fund A Class............................          190,919          70,565
   Value Fund B Class............................            1,750              --
   Value Fund C Class............................               --              --
   Value Fund Institutional Class................            8,548           3,317
                                                        ----------      ----------
                                                         3,360,216       6,510,362
                                                        ----------      ----------
 Shares repurchased:
   Value Fund A Class............................       (4,401,949)     (4,527,081)
   Value Fund B Class............................          (48,686)         (2,033)
   Value Fund C Class............................               --              --
   Value Fund Institutional Class................         (251,372)       (101,287)
                                                        ----------      ----------
                                                        (4,702,007)     (4,630,401)
                                                        ----------      ----------
   Net Increase (decrease).......................       (1,341,791)      1,879,961
                                                        ==========      ==========

The Fund declared distributions of $0.89 per share from net realized gain from security transactions and $0.24, $0.095, $0.28 and $0.30 per share for Value Fund A Class, Value Fund B Class, Value Fund C Class and Value Fund Institutional Class, respectively, from net investment income, payable on January 4, 1996 to shareholders of record December 26, 1995. The ex-dividend date was December 27, 1995.

5. Securities Lending

The market value of securities on loan to broker/dealers at November 30, 1995 was $22,028,813 for which the Fund received cash collateral of $22,666,300.

6. Lines of Credit

The Fund has a committed line of credit for $2,500,000. No amount was outstanding at November 30, 1995 or at any time during the last fiscal year.

7. Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                           Value Fund A Class
                                                                     ----------------------------------------------------------
                                                                                      Year Ended November 30, 1995
                                                                        1995         1994        1993        1992        1991
Net asset value, beginning of period.............................     $19.320      $20.070     $17.750    $ 15.320     $11.050
Income from investment operations:
  Net investment income (loss)...................................       0.253        0.142       0.033       0.060      (0.006)
  Net realized and unrealized gain (loss) from
    security transactions........................................       3.597       (0.687)      3.147       3.360       4.681
                                                                      -------      -------     -------     -------     -------
  Total from investment operations...............................       3.850       (0.545)      3.180       3.420       4.675
Less distributions:
  Dividends from net investment income...........................      (0.160)      (0.035)     (0.040)        none     (0.155)
  Distributions from net realized gain from
    security transactions........................................      (0.250)      (0.170)     (0.820)     (0.990)     (0.250)
                                                                      -------      -------     -------     -------     -------
  Total distributions............................................      (0.410)      (0.205)     (0.860)     (0.990)     (0.405)
Net asset value, end of period...................................     $22.760      $19.320     $20.070     $17.750     $15.320
                                                                      =======      =======     =======     =======     =======

Total return/1/..................................................       20.39%      (2.78%)      18.59%      22.99%      43.61%

Ratios/supplemental data:
  Net assets, end of period (000 omitted)........................    $177,011     $179,498    $151,384     $38,792     $12,041
  Ratio of expenses to average net assets........................        1.48%        1.46%       1.64%       1.93%       2.26%
  Ratio of net investment income (loss) to average net assets....        1.18%        0.75%       0.25%       0.39%     (0.07%)
  Portfolio turnover.............................................          65%          14%         32%         68%         99%

--------------------
/1/ Does not include maximum sales charge of 4.75% nor the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase.

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                        Value Fund
                                                   Value Fund B Class     C Class            Value Fund Institutional Class
                                                 ---------------------- ------------  ----------------------------------------------

                                                    Year     9/6/94/1/  11/29/95/4/     Year        Year        Year     11/9/92/1/
                                                   Ended         to          to         Ended       Ended       Ended        to
                                                  11/30/95    11/30/94    11/30/95    11/30/95    11/30/94    11/30/93    11/30/92
Net asset value, beginning of period..........    $19.300     $20.280      $22.510     $19.400     $20.140     $17.750     $17.090
Income from investment operations:
  Net investment income.......................      0.141       0.011         none       0.297       0.195       0.092       0.004
  Net realized and unrealized gain (loss)
    from security transactions................      3.549      (0.991)       0.250       3.628      (0.685)      3.158       0.656
                                                  -------     -------      -------     -------     -------     -------     -------
  Total from investment operations............      3.690      (0.980)       0.250       3.925      (0.490)      3.250       0.660
Less distributions:
  Dividends from net investment income........     (0.150)       none         none      (0.215)     (0.080)     (0.040)       none
  Distributions from net realized gain
    from security transactions................     (0.250)       none         none      (0.250)     (0.170)     (0.820)       none
                                                  -------     -------      -------     -------     -------     -------     -------
  Total distributions.........................     (0.400)       none         none      (0.465)     (0.250)     (0.860)       none
Net asset value, end of period................    $22.590     $19.300      $22.760     $22.860     $19.400     $20.140     $17.750
                                                  =======     =======      =======     =======     =======     =======     =======
Total return/2/...............................      19.55%     (4.83%)          /3/      20.76%     (2.51%)      19.00%       3.86%
Ratios/supplemental data:
  Net assets, end of period (000 omitted).....     $5,788      $1,455           $5      $7,294      $6,385      $5,476      $1,558
  Ratio of expenses to average net assets.....       2.18%       2.16%          /3/       1.18%       1.16%       1.34%       1.63%
  Ratio of net investment income to average
    net assets................................       0.48%       0.05%          /3/       1.48%       1.05%       0.55%       0.69%
  Portfolio turnover..........................         65%         14%          /3/         65%         14%         32%         68%

--------------------
/1/ Date of initial public offering; ratios have been annualized and total return has not been annualized.

/2/ Does not include contingent deferred sales charge which varies from 1% - 4% depending upon the holding period for Value Fund B Class.

/3/ The ratios of expenses and net investment income to average net assets, portfolio turnover and total return have been omitted as management believes that such ratios and return for this relatively short period are not meaningful.

/4/ Date of initial public offering.

                            See accompanying notes

Delaware Group Value Fund, Inc.
Report of Independent Auditors

To the Shareholders and Board of Directors
Delaware Group Value Fund, Inc.

We have audited the accompanying statement of net assets of the Delaware Group Value Fund, Inc. as of November 30, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above presents fairly, in all material respects, the financial position of Delaware Group Value Fund, Inc. at November 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with general accepted accounting principles.

                               Ernst & Young LLP

Philadelphia, Pennsylvania
January 5, 1996

A Report on Value Fund's Annual Meeting

An annual meeting of shareholders held on March 29, 1995. The matters submitted to a vote of shareholders were: the election of directors, the ratification of the selection of Ernst & Young LLP as independent auditors of the Fund and the approval of a new investment management agreement. The new investment management agreement was submitted for shareholder approval proposed in connection with the April 3, 1995, merger of Delaware Management Holdings, Inc. (the parent of Delaware Management Company, Inc.) and a subsidiary of Lincoln National Corporation. Whenever there is a change in control of an investment manager, the Investment Company Act of 1940 requires shareholders to vote on a new investment management agreement.

The names of each director elected at the meeting along with the final vote tabulation with respect to each nominee and each matter were as follows:

                                                            Number of Votes*
                                            ------------------------------------------------
                                               For         Against/Withheld     Abstentions
Election of Directors:
  Wayne A. Stork.......................     5,059,959           206,595               --
  Walter P. Babich.....................     5,059,935           206,619               --
  Anthony D. Knerr.....................     5,059,959           206,595               --
  Ann R. Leven.........................     5,058,657           207,896               --
  W. Thacher Longstreth................     5,059,597           206,957               --
  Charles E. Peck......................     5,059,935           206,619               --
Approval of the New Investment
  Management Agreement.................     4,814,264           110,146          342,143
Selection of Ernst & Young LLP
  as Independent Auditors..............     4,972,664            49,722          244,167

*Please note that the results of this meeting were not audited by Ernst & Young
 LLP.

16